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                                  EXHIBIT 99.1

              ABS Term Sheet provided by Salomon Smith Barney Inc.
              ----------------------------------------------------


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                                   TERM SHEET


                       Onyx Acceptance Owner Trust 1998-B
                       ----------------------------------

                                 RETAIL AUTO ABS


                      $250,000,000 ASSET-BACKED SECURITIES


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER


                 $165,000,000 Class A-1 [ ]% Asset-Backed Notes

                  $72,500,000 Class A-2 [ ]% Asset-Backed Notes

                   $12,500,000 [ ]% Asset-Backed Certificates



                                   Term Sheet

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes or Certificates should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Brothers Syndicate Desk at (212) 783-3727.




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                       ONYX ACCEPTANCE OWNER TRUST 1998-B

                               Subject to Revision

                       TERM SHEET DATED SEPTEMBER 3, 1998


ISSUER...............................   Onyx Acceptance Owner Trust 1998-B (the
                                        "TRUST" or the "ISSUER"), a Delaware
                                        business trust to be established
                                        pursuant to a Trust Agreement (as
                                        amended and supplemented from time to
                                        time, the "TRUST AGREEMENT"), between
                                        the Seller, the Owner Trustee and the
                                        Trust Agent.

SELLER...............................   Onyx Acceptance Financial Corporation
                                        (the "SELLER"), a wholly- owned, limited purpose subsidiary of Onyx Acceptance
                                        Corporation ("ONYX").

SERVICER.............................   Onyx.

INDENTURE TRUSTEE....................   The Chase Manhattan Bank, as trustee
                                        under the Indenture (the "INDENTURE
                                        TRUSTEE").

OWNER TRUSTEE........................   Bankers Trust (Delaware), as trustee
                                        under the Trust Agreement (the "OWNER
                                        TRUSTEE").

TRUST AGENT..........................   The Chase Manhattan Bank, as agent of
                                        the Owner Trustee under the Trust
                                        Agreement (the "TRUST AGENT").

INSURER..............................   MBIA Insurance Corporation, as Insurer
                                        under the Insurance Agreement (the
                                        "INSURER").

CLOSING DATE.........................   The date of initial issuance of the
                                        Notes and the Certificates (the
                                        "CLOSING DATE"), which is expected to
                                        be on or about September 11, 1998.

THE NOTES............................   The Trust will issue Auto Loan Backed
                                        Notes (the "NOTES") pursuant to an
                                        Indenture to be dated as of September 1, 1998 (as amended and supplemented from time to time, the "INDENTURE"), between the Issuer and the Indenture Trustee, as follows: (1) Class A-1 Auto Loan Backed
                                        Notes (the "CLASS A-1 NOTES") in the
                                        aggregate principal amount of
                                        $165,000,000; and (2) Class A-2 Auto
                                        Loan Backed Notes (the "CLASS A-2
                                        NOTES") in the aggregate principal
                                        amount of $72,500,000. The Notes will be non-recourse obligations of the Trust and will be secured by certain assets of the Trust pursuant to the Indenture.

THE CERTIFICATES
AND THE RESIDUAL INTERESTS ..........   The Trust will issue Auto Loan Backed
                                        Certificates (the "CERTIFICATES" and,
                                        together with the Notes, the
                                        "SECURITIES") in the aggregate principal amount of $12,500,000. The Certificates will represent undivided ownership interests in the Trust and will be




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                                        issued pursuant to the Trust Agreement.
                                        The Trust will also issue certificates
                                        representing the residual interests in
                                        the Trust (the "RESIDUAL INTERESTS"),
                                        which are not offered hereby.

TRUST PROPERTY.......................   The Trust's assets (the "TRUST
                                        PROPERTY") will include: (i) a pool of
                                        fixed rate motor vehicle retail
                                        installment sales contracts (the
                                        "CONTRACTS"), all of which were
                                        purchased from the Seller and secured by new and used automobiles and light-duty trucks (the "FINANCED VEHICLES"), (ii) certain documents relating to the
                                        Contracts, (iii) certain monies received with respect to the Contracts on or after September 1, 1998 (the "CUT-OFF
                                        DATE"), (iv) security interests in the
                                        Financed Vehicles and the rights to
                                        receive proceeds from claims on certain
                                        insurance policies covering the Financed
                                        Vehicles or the individual obligors
                                        under each related Contract, (v) all
                                        amounts on deposit in the Collection
                                        Account, the Payment Account, the Note
                                        Distribution Account, the Certificate
                                        Distribution Account, and the Spread
                                        Account, including all Eligible
                                        Investments credited to the Collection
                                        Account and the Spread Account (but
                                        excluding any investment income from
                                        Eligible Investments credited to the
                                        Collection Account, which will be paid
                                        to the Servicer), (vi) the right of the
                                        Seller to cause Onyx to repurchase
                                        certain Contracts under certain
                                        circumstances and (vii) all proceeds of
                                        the foregoing. Pursuant to the
                                        Indenture, the Trust will grant a
                                        security interest in the Trust Property
                                        (excluding the Certificate Distribution
                                        Account) in favor of the Indenture
                                        Trustee on behalf of the Noteholders and for the benefit of the Insurer in support of the obligations owing to it under the Insurance Agreement.

CONTRACTS............................   The Contracts have been purchased by the
                                        Trust from the Seller pursuant to a Sale and Servicing Agreement dated as of September 1, 1998 (as amended and supplemented from time to time, the "SALE AND SERVICING AGREEMENT"). The
                                        Contracts will include substantially all of certain fixed rate motor vehicle installment sales contracts (the
                                        "INITIAL CONTRACTS") which were
                                        originated on or prior to July 31, 1998
                                        (the "STATISTICAL CALCULATION DATE").
                                        The aggregate of the Principal Balances
                                        of the Initial Contracts as of the
                                        Statistical Calculation Date was
                                        $177,186,888 (the "INITIAL POOL
                                        BALANCE"). The aggregate of the
                                        Principal Balances of all of the
                                        Contracts as of the Cut-Off Date (the
                                        "ORIGINAL POOL BALANCE") will be
                                        approximately $250,000,000. The final
                                        pool of Contracts will include
                                        substantially all of the Initial
                                        Contracts, and additional Contracts
                                        originated after the Statistical
                                        Calculation Date and prior to the
                                        Cut-Off Date.

                                        The Initial Contracts had a weighted
                                        average annual percentage rate of
                                        14.726% and a weighted average remaining term of 56.9 months. Initial Contracts representing approximately 23.69% of the Initial Pool Balance allocate interest and principal in accordance with the Rule of 78's (the "RULE OF 78'S CONTRACTS"), and Initial Contracts representing approximately 76.31% of the Initial Pool Balance allocate interest and principal in accordance with the Simple Interest Method (the "SIMPLE INTEREST CONTRACTS"). Initial Contracts


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                                        representing approximately 18% of the
                                        Initial Pool Balance are secured by new
                                        Financed Vehicles, and Initial Contracts representing approximately 82% of the Initial Pool Balance are secured by used Financed Vehicles. Initial Contracts representing approximately 43.45% of the Initial Pool Balance were originated in California and Initial Contracts representing approximately 9.97% of the Initial Pool Balance were originated in Florida. No other single state in which Initial Contracts were originated represents more than 7.11% of the Initial Pool Balance. While the financial and other data for all of the Contracts in the aggregate will differ somewhat from the data set forth herein for the Initial Contracts, data for all of the Contracts, in the aggregate, will not vary materially from the data set forth herein for the Initial Contracts.

                                        All collections of Monthly P&I and all
                                        prepayments on the Contracts collected
                                        by the Servicer will be deposited in or
                                        credited to the Collection Account.
                                        Partial prepayments of Monthly P&I
                                        ("PAYAHEADS") on Rule of 78's Contracts
                                        will be transferred on the Servicer
                                        Report Date to the Payahead Account, to
                                        be applied against future scheduled
                                        payments of Monthly P&I. Full
                                        prepayments on Rule of 78's Contracts
                                        and partial and full prepayments on
                                        Simple Interest Contracts will be paid
                                        to Securityholders, as described herein, on the Distribution Date immediately following the Collection Period in which such prepayments are received. On the Business Day immediately preceding each Distribution Date, the Servicer will cause funds equal to the amount of Net Collections available with respect to such Distribution Date to be withdrawn from the Collection Account and deposited into the Payment Account. On such Distribution Date, the Indenture Trustee will distribute the amounts on deposit in the Payment Account as required under the Sale and Servicing Agreement.

DISTRIBUTION DATE....................   The 15th day of each month (or, if such
                                        day is not a Business Day, the next
                                        succeeding Business Day) commencing
                                        October 15, 1998 (each a "DISTRIBUTION
                                        DATE"). A "BUSINESS DAY" is a day other
                                        than a Saturday, Sunday or other day on
                                        which commercial banks located in
                                        California or New York are authorized or obligated to be closed.

COLLECTION PERIOD....................   A "COLLECTION PERIOD" with respect to a
                                        Distribution Date will be the calendar
                                        month preceding the month in which such
                                        Distribution Date occurs; provided, that with respect to Liquidated Contracts (as defined below) the Collection Period will be the period from but excluding the sixth Business Day preceding the immediately preceding Distribution Date to and including the sixth Business Day preceding such Distribution Date. With respect to the first Distribution Date, the "COLLECTION PERIOD" for Liquidated
                                        Contracts will be the period from and
                                        including the Cut-Off Date to and
                                        including the sixth Business Day
                                        preceding such first Distribution Date.

                                        A "LIQUIDATED CONTRACT" is a Contract
                                        that (i) is the subject of a full
                                        prepayment; (ii) is a Defaulted Contract with respect to which



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                                        Liquidation Proceeds constituting, in
                                        the Servicer's reasonable judgment, the
                                        final amounts recoverable have been
                                        received and deposited in the Collection
                                        Account; (iii) is paid in full on or
                                        after its Maturity Date; or (iv) has
                                        been a Defaulted Contract for four or
                                        more Collection Periods and as to which
                                        Liquidation Proceeds have not been
                                        deposited in the Collection Account;
                                        provided, however, that in any event a
                                        Contract that is delinquent in the
                                        amount of five monthly installments of
                                        Monthly P&I at the end of a Collection
                                        Period is a Liquidated Contract.

                                        A "DEFAULTED CONTRACT" with respect to
                                        any Collection Period is a Contract (i)
                                        which is, at the end of such Collection
                                        Period, delinquent in the amount of at
                                        least two monthly installments of
                                        Monthly P&I or (ii) with respect to
                                        which the related Financed Vehicle has
                                        been repossessed or repossession efforts with respect to the related Financed Vehicle have been commenced.

TERMS OF THE NOTES...................   The principal terms of the Notes will be
                                        as described below:

A.  Interest.........................   The Notes will bear interest: (i) with
                                        respect to Class A-1 Notes, at the rate
                                        of ____% per annum (the "CLASS A-1
                                        RATE"), and (ii) with respect to the
                                        Class A-2 Notes, at the rate of ____%
                                        per annum (the "CLASS A-2 RATE" and,
                                        together with the Class A-1 Rate, the
                                        "INTEREST RATES").

                                        With respect to each Distribution Date,
                                        interest on the principal balances of
                                        the classes of the Notes will accrue at
                                        the respective per annum Interest Rates
                                        during the period from and including the prior Distribution Date (or in the case of the first Distribution Date from and including the Closing Date) to but excluding the applicable Distribution Date (each, an "INTEREST ACCRUAL PERIOD") and will be payable to the Noteholders monthly on each related Distribution Date commencing October 15, 1998. Interest on the Notes will be calculated on the basis of a 360-day year of twelve 30-day months.

B.  Principal........................   Principal of the Notes will be payable
                                        on each Distribution Date in an amount
                                        generally equal to the Note Principal
                                        Distributable Amount for such
                                        Distribution Date. On each Distribution
                                        Date, the Note Principal Distributable
                                        Amount for the related Collection Period will be applied first, to make payments of principal on the Class A-1 Notes until the aggregate principal balance thereof is reduced to zero, and second, to make payments of principal on the Class A-2 Notes until the aggregate principal balance thereof is reduced to zero.

                                        The "NOTE PRINCIPAL DISTRIBUTABLE
                                        AMOUNT" means, with respect to any
                                        Distribution Date, the sum of (i) the
                                        portion of the Regular Principal
                                        Distributable Amount allocated to the
                                        Notes for such Distribution Date, (ii)
                                        the Accelerated Principal Distributable
                                        Amount, if any, for such Distribution
                                        Date and (iii) any outstanding Note
                                        Principal Carryover Shortfall for the
                                        immediately preceding Distribution Date;
                                        provided, however, that the Note
                                        Principal Distributable Amount shall not exceed the aggregate outstanding



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                                        principal amount of the Notes.
                                        Notwithstanding the foregoing, the Note
                                        Principal Distributable Amount on each
                                        Note Final Scheduled Distribution Date
                                        shall not be less than the amount that
                                        is necessary to reduce the outstanding
                                        principal amount of the related class of Notes to zero.

                                        The "REGULAR PRINCIPAL DISTRIBUTABLE
                                        AMOUNT" means, with respect to any
                                        Distribution Date, the amount equal to
                                        the sum of the following amounts with
                                        respect to the related Collection
                                        Period: (i) collections received on
                                        Contracts (other than Liquidated
                                        Contracts and Purchased Contracts)
                                        allocable to principal as determined by
                                        the Servicer, including full and partial principal prepayments (other than partial prepayments on Rule of 78's Contracts which will be deposited into the Payahead Account), (ii) the Principal Balance of all Contracts (other than Purchased Contracts) that became Liquidated Contracts during the related Collection Period, (iii) the Principal Amount as of the date of purchase of all Contracts that became Purchased Contracts as of the immediately preceding Record Date and
                                        (iv) the aggregate amount of Cram Down
                                        Losses incurred during the related
                                        Collection Period.

                                        The "NOTE PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of any Distribution Date, the excess of the Note Principal Distributable Amount for such Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account on such Distribution Date.

                                        The "ACCELERATED PRINCIPAL DISTRIBUTABLE
                                        AMOUNT" means, with respect to any
                                        Distribution Date occurring on or after
                                        the Accelerated Principal Commencement
                                        Date, an amount equal to the lesser of
                                        (i) one-twelfth of 2% of the Pool
                                        Balance as of such Distribution Date,
                                        (ii) the amount, if any, by which (a)
                                        the Accelerated Principal Target Level
                                        as of such Distribution Date (after
                                        giving effect to the distribution of the Regular Principal Distributable Amount on such Distribution Date) exceeds (b) the Pool Balance as of such Distribution Date, and (iii) amounts which would remain on deposit in the Payment Account for such Distribution Date after making all other payments required to be made on such Distribution Date pursuant to the Sale and Servicing Agreement without regard to the inclusion of such amount as part of the Note Principal
                                        Distributable Amount. The Accelerated
                                        Principal Distributable Amount shall
                                        only be included in the Note Principal
                                        Distributable Amount until all of the
                                        Notes have been paid in full, and shall
                                        not be included in the Certificate
                                        Principal Distributable Amount at any
                                        time. The "ACCELERATED PRINCIPAL
                                        COMMENCEMENT DATE" will mean the first
                                        Distribution Date on which the amount on deposit in the Spread Account is equal to or greater than the Spread Account Maximum (after giving effect to any deposit thereto on such Distribution
                                        Date). The "ACCELERATED PRINCIPAL TARGET
                                        LEVEL" means, with respect to any
                                        Distribution Date, an amount equal to
                                        the product of (i) 102% multiplied by
                                        (ii) the outstanding aggregate principal amount of the Notes and the Certificates as of such Distribution Date (after giving



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                                        effect to the distribution of the
                                        Regular Principal Distributable Amount
                                        on such Distribution Date).

                                        The outstanding principal amount of the
                                        Class A-1 Notes, to the extent not
                                        previously paid, will be payable on the
                                        Distribution Date occurring in March
                                        2002 (the "CLASS A-1 FINAL SCHEDULED
                                        DISTRIBUTION DATE"), and the outstanding principal amount of the Class A-2 Notes, to the extent not previously paid, will be payable on the Distribution Date occurring in July 2003 (the "CLASS A-2 FINAL SCHEDULED DISTRIBUTION DATE" and, together with the Class A-1 Final Scheduled Distribution Date, the "NOTE FINAL SCHEDULED DISTRIBUTION DATES"). The actual date on which the aggregate outstanding principal balance of any class of Notes is paid is expected to occur earlier, and could occur significantly earlier, than the Note Final Scheduled Distribution Date for such class, depending on a variety of factors.

C.  Optional Redemption..............   In the event of an Optional Purchase,
                                        each class of Notes, to the extent still outstanding, will be redeemed in whole, but not in part, at a redemption price equal to the unpaid principal amount of such class of Notes plus accrued and unpaid interest thereon.

TERMS OF THE CERTIFICATES............   The principal terms of the Certificates
                                        will be as described below:

A.  Interest.........................   With respect to each Distribution Date,
                                        interest on the Certificate Balance of
                                        the Certificates will accrue at the rate of _____% (the "CERTIFICATE RATE") during the Interest Accrual Period and will be payable to Certificateholders monthly on each related Distribution
                                        Date commencing October 15, 1998.
                                        Interest on the Certificates will be
                                        calculated on the basis of a 360-day
                                        year of twelve 30-day months.

                                        The "CERTIFICATE BALANCE" will equal
                                        $12,500,000 (the "ORIGINAL CERTIFICATE
                                        BALANCE") on the Closing Date and on any date thereafter will equal the Original Certificate Balance reduced by all distributions of principal previously made in respect of the Certificates. Distributions of interest on the Certificates will be subordinated to payments of interest on the Notes, and on a Note Final Scheduled Distribution Date for a class of Notes, to principal then due on such class of Notes. Distributions of principal on the Certificates will be subordinated to distributions of interest and principal on the Notes.

B.  Principal........................   No principal will be paid on the
                                        Certificates until all of the Notes have been paid in full. On such Distribution
                                        Date and each Distribution Date
                                        thereafter, principal of the
                                        Certificates will be payable in an
                                        amount equal to the Certificate
                                        Principal Distributable Amount for such
                                        Distribution Date.

                                        The "CERTIFICATE PRINCIPAL DISTRIBUTABLE
                                        AMOUNT" means, with respect to any
                                        Distribution Date, the sum of (i) the
                                        Certificate Percentage of the Regular
                                        Principal Distributable Amount for such



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                                        Distribution Date and (ii) any
                                        outstanding Certificate Principal
                                        Carryover Shortfall for the immediately
                                        preceding Distribution Date; provided,
                                        however, that the Certificate Principal
                                        Distributable Amount shall not exceed
                                        the Certificate Balance. Notwithstanding the foregoing, the Certificate Principal Distributable Amount on the Certificate Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Certificates to zero.

                                        The "CERTIFICATE PRINCIPAL CARRYOVER
                                        SHORTFALL" means, as of the close of any Distribution Date, the excess of the Certificate Principal Distributable
                                        Amount over the amount in respect of
                                        principal that is actually deposited in
                                        the Certificate Distribution Account on
                                        such Distribution Date.

                                        The outstanding principal amount of the
                                        Certificates, to the extent not
                                        previously paid, will be payable on the
                                        Distribution Date occurring in March
                                        2005 (the "CERTIFICATE FINAL SCHEDULED
                                        DISTRIBUTION DATE" and, together with
                                        the Note Final Scheduled Distribution
                                        Dates, the "FINAL SCHEDULED DISTRIBUTION
                                        DATES"). The actual date on which the
                                        outstanding Certificate Balance is paid
                                        is expected to occur earlier, and could
                                        occur significantly earlier, than the
                                        Certificate Final Scheduled Distribution
                                        Date, depending on a variety of factors.

C.  Optional Prepayment..............   In the event of an Optional Purchase,
                                        the Certificates will be prepaid in
                                        whole, but not in part, at a prepayment
                                        price equal to the Certificate Balance
                                        plus accrued and unpaid interest thereon at the Certificate Rate.

THE SPREAD ACCOUNT...................   The Securityholders will be afforded
                                        certain limited protection against
                                        losses in respect of the Contracts by
                                        the establishment of a segregated trust
                                        account in the name of the Indenture
                                        Trustee for the benefit of the
                                        Securityholders and the Insurer (the
                                        "SPREAD ACCOUNT"). The Spread Account
                                        will be a part of the Trust.

                                        On each Distribution Date, Net
                                        Collections remaining after required
                                        distributions have been made in respect
                                        of the Servicer, the Noteholders, the
                                        Certificateholders and the Insurer will
                                        be deposited in the Spread Account, up
                                        to a maximum amount calculated as the
                                        parties to the Insurance Agreement and
                                        the Rating Agencies may agree (the
                                        "SPREAD ACCOUNT MAXIMUM"). On each
                                        Distribution Date, funds will be
                                        withdrawn from the Spread Account to
                                        cover any shortfalls in amounts
                                        available to pay the Servicing Fee,
                                        certain fees of the Indenture Trustee,
                                        Owner Trustee and Trust Agent, and
                                        interest and principal required to be
                                        paid on the Securities. If the amount on deposit in the Spread Account on any Distribution Date (after giving effect to all deposits thereto or withdrawals therefrom on such Distribution Date) is greater than the Spread Account Maximum, the Indenture Trustee will distribute any excess first, to the Insurer, to the extent of any amounts owing to the Insurer pursuant to the Insurance Agreement, then to the holders of the



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                                        Residual Interests in the Trust. Upon
                                        any such distributions to the Insurer or the holders of the Residual Interests, the Securityholders will have no further rights in, or claims to, such amounts.

THE POLICY...........................   On the Closing Date, the Insurer will
                                        issue the Policy in favor of the
                                        Indenture Trustee for the benefit of the Securityholders pursuant to an Insurance and Reimbursement Agreement (the
                                        "INSURANCE AGREEMENT"), dated as of the
                                        Closing Date, by and among the Insurer,
                                        the Trust, Onyx, the Seller and the
                                        Indenture Trustee.

                                        Pursuant to the Policy, the Insurer will irrevocably and unconditionally guarantee payment to the Indenture Trustee, for the benefit of the Noteholders and the Certificateholders, of (i) on each Distribution Date, the
                                        Note Interest Distributable Amount and
                                        the Certificate Interest Distributable
                                        Amount, respectively, and (ii) on each
                                        Final Scheduled Distribution Date with
                                        respect to a class of Notes or the
                                        Certificates, the outstanding principal
                                        amount of such class of Notes or the
                                        Certificates on such Final Scheduled
                                        Distribution Date. The Insurer's
                                        obligations under the Policy will be
                                        discharged to the extent that amounts
                                        paid by the Insurer under the Policy are received by the Indenture Trustee, whether or not such Policy Claim Amounts are properly applied by the Indenture Trustee.

                                        The Policy will not guarantee payments
                                        of principal on any class of Notes or on the Certificates at any time other than the payment of the outstanding principal amount of a class of Notes or of the Certificates on the Final Scheduled Distribution Date for such class of Notes or the Certificates, and will not guarantee payment of any Accelerated Principal Distributable Amount or any amounts which become due on an accelerated basis as a result of (a) a default by the Trust, (b) the occurrence of an Indenture Event of Default under the Indenture or (c) any other cause. The Insurer may elect, in its sole discretion, to pay in whole or in part such principal due upon acceleration. In addition, the Insurer may elect, in its sole discretion, to pay all or a portion of certain shortfalls of funds available to make certain distributions of principal on the Notes or the Certificates on a Distribution Date.

SERVICING FEE........................   The Servicer will be responsible for
                                        managing, administering, servicing, and
                                        making collections on the Contracts.
                                        Compensation to the Servicer will
                                        consist of a monthly fee (the "SERVICING
                                        FEE"), payable by the Trust to the
                                        Servicer on each Distribution Date, in
                                        an amount equal to the product of
                                        one-twelfth of 1% per annum (the
                                        "SERVICING FEE RATE") multiplied by the
                                        Pool Balance as of the end of the
                                        Collection Period preceding the related
                                        Collection Period. As additional
                                        compensation, the Servicer will be
                                        entitled to any late fees and other
                                        administrative fees and expenses or
                                        similar charges collected with respect
                                        to the Contracts. The Servicer or its
                                        designee will also receive as servicing
                                        compensation investment earnings on
                                        Eligible Investments of funds credited
                                        to the Collection Account.

OPTIONAL PURCHASE....................   The Servicer, or any successor to the
                                        Servicer, may, but will not be obligated to, purchase all of the Contracts in the Trust, and thereby cause early retirement of all outstanding
                                        Securities, on any Distribution Date as
                                        of which the Pool Balance is 10% or less of the Original Pool Balance (an
                                        "OPTIONAL PURCHASE").

FEDERAL INCOME TAX STATUS............   In the opinion of Andrews & Kurth L.L.P.
                                        ("TAX COUNSEL") for federal income tax
                                        purposes, the Notes will be
                                        characterized as debt, and the Trust
                                        will not be characterized as an
                                        association (or a publicly traded
                                        partnership) taxable as a corporation.
                                        Each Noteholder, by the acceptance of a
                                        Note, will agree to treat the Notes as
                                        indebtedness and each Certificateholder, by the acceptance of a Certificate, will agree to treat the Trust as a partnership in which the
                                        Certificateholders are partners for
                                        federal income tax purposes.

ERISA CONSIDERATIONS.................   Subject to the considerations discussed
                                        under "ERISA Considerations" herein and
                                        in the Prospectus, the Notes will be
                                        eligible for purchase by employee
                                        benefit plans that are subject to the
                                        Employee Retirement Income Security Act
                                        of 1974, as amended ("ERISA"). Any
                                        benefit plan fiduciary considering
                                        purchase of the Notes should, among
                                        other things, consult with its counsel
                                        in determining whether all required
                                        conditions have been satisfied.

                                        The Certificates may not be acquired by
                                        any employee benefit plan subject to
                                        ERISA or Section 4975 of the Internal
                                        Revenue Code of 1986, as amended (the
                                        "Code") or by an individual retirement
                                        account. Any benefit plan fiduciary
                                        considering purchase of the Certificates should, among other things, consult with its counsel in determining whether all required conditions have been satisfied.

RATING...............................   It is a condition of issuance of the
                                        Notes and the Certificates that each
                                        class of the Notes, and the
                                        Certificates, be rated in the highest
                                        rating category for such Securities by
                                        Standard & Poor's and Moody's. The
                                        ratings of the Notes and the
                                        Certificates will be based substantially on the issuance of the Policy by the Insurer.

REGISTRATION OF THE SECURITIES.......   The Securities will initially be
                                        represented by one or more certificates
                                        registered in the name of Cede & Co.
                                        ("CEDE"), as the nominee of The
                                        Depository Trust Company ("DTC"). No
                                        person acquiring an interest in a
                                        Security through the facilities of DTC
                                        (a "SECURITY OWNER") will be entitled to receive a Definitive Security, except in the event that Definitive Securities are issued in certain limited circumstances.

                                  THE CONTRACTS

        Set forth below is certain data concerning the Initial Contracts as of the Statistical Calculation Date which had an Initial Pool Balance of $177,186,887.85. Data concerning all of the Contracts will be set forth in the Prospectus Supplement. While the financial and other data for all of the Contracts in the aggregate will differ somewhat from the data below for the Initial Contracts, data for all of the Contracts will not vary materially from the data concerning the Initial Contracts described below.

                      COMPOSITION OF THE INITIAL CONTRACTS


Aggregate principal balance................... $177,186,887.85
Number of Contracts........................... 14,735
Average principal balance outstanding......... $12,024.90
Average original amount financed.............. $12,105.00
Original amount financed (range).............. $975.57 to $74,003.15
Weighted average APR.......................... 14.726%
APR (range)................................... 1.90% to 27.85%
Weighted average original term................ 57.6 months
Original term (range)......................... 6 to 72 months
Weighted average remaining term............... 56.9 months
Remaining term (range)........................ 6 to 72 months


                  DISTRIBUTION BY APRS OF THE INITIAL CONTRACTS


                           NUMBER OF     % OF                      % OF
                            INITIAL    INITIAL     PRINCIPAL      INITIAL
  APR RANGE                CONTRACTS  CONTRACTS     BALANCE    POOL BALANCE
  ---------                ---------  ---------     -------    ------------
0.000% to 7.000%..........         6    0.04%    $    64,574       0.04%
7.001% to 8.000%..........       192    1.30       3,213,336       1.81
8.001% to 9.000%..........       643    4.36       9,369,389       5.29
9.001% to 10.000%.........       854    5.80      12,379,467       6.99
10.001% to 11.000%........       826    5.61      11,555,500       6.52
11.001% to 12.000%........       918    6.23      12,653,188       7.14
12.001% to 13.000%........     1,020    6.92      13,411,655       7.57
13.001% to 14.000%........     1,235    8.38      16,034,038       9.05
14.001% to 15.000%........     1,461    9.92      18,451,599      10.41
15.001% to 16.000%........     1,439    9.77      17,674,249       9.97
16.001% to 17.000%........     1,420    9.64      16,821,738       9.49
17.001% to 18.000%........     1,305    8.86      14,294,836       8.07
18.001% to 19.000%........       852    5.78       8,808,420       4.97
19.001% to 20.000%........       780    5.29       7,287,394       4.11
20.001% to 21.000%........     1,112    7.55      10,905,809       6.15
21.001% and over..........       672    4.56       4,261,695       2.41
                             -------  ------    ------------     ------
          Totals..........    14,735  100.00%    177,186,888     100.00%

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS

                       NUMBER      % OF                      % OF
                     OF INITIAL  INITIAL    PRINCIPAL       INITIAL
                     CONTRACTS  CONTRACTS    BALANCE     POOL BALANCE
                     ---------- ---------   ---------    ------------

Arizona.............       831      5.64% $ 10,085,299         5.69%
California..........     6,252     42.43    76,980,496        43.45
Colorado............       326      2.21     3,843,779         2.17
Connecticut.........         1      0.01         7,527         0.00
Florida.............     1,483     10.06    17,667,415         9.97
Georgia.............       992      6.73    12,605,291         7.11
Idaho...............        58      0.39       524,022         0.30
Illinois............       973      6.60    12,124,728         6.84
Indiana.............       282      1.91     3,143,579         1.77
Iowa................         1      0.01         4,068         0.00
Kentucky............         4      0.03        30,431         0.02
Maryland............         1      0.01        13,813         0.01
Massachusetts.......         1      0.01        12,830         0.01
Michigan............       731      4.96     9,282,476         5.24
Missouri............        21      0.14       254,900         0.14
Montana.............         2      0.01        23,166         0.01
Nevada..............       602      4.09     7,314,318         4.13
New Jersey..........       121      0.82     1,416,856         0.80
New York............         6      0.04        60,555         0.03
Oregon..............       482      3.27     4,479,582         2.53
Pennsylvania........         2      0.01        20,574         0.01
Tennessee...........         9      0.06       125,901         0.07
Texas...............       529      3.59     7,343,205         4.14
Utah................        13      0.09       126,870         0.07
Virginia............         2      0.01        24,771         0.01
Washington..........     1,010      6.85     9,670,437         5.46
                        ------    ------  ------------       ------
          Totals....    14,735    100.00%  177,186,888       100.00%

                      DELINQUENCY AND LOAN LOSS INFORMATION

        The following tables set forth information with respect to the experience of Onyx relating to delinquencies, loan losses and recoveries for the portfolio of Motor Vehicle Contracts owned and serviced by Onyx on an annual basis commencing December 31, 1995. The tables include delinquency information relating to those Motor Vehicle Contracts that were purchased, originated, sold and serviced by Onyx. All of the Motor Vehicle Contracts were originally purchased by Onyx from Dealers, or originated by Onyx or a subsidiary of Onyx, in accordance with credit underwriting criteria established by Onyx. In February 1994, Onyx commenced its operations as a purchaser and servicer of motor vehicle retail installment sales contracts. Thus, Onyx has historical performance for only a limited time period with respect to the Motor Vehicle Contracts it purchases and originates and thus delinquencies and loan losses may increase from existing levels in the portfolio with the passage of time. Delinquency and loan loss experience may be influenced by a variety of economic, social and other factors.

         DELINQUENCY EXPERIENCE OF ONYX MOTOR VEHICLE CONTRACT PORTFOLIO
                             (DOLLARS IN THOUSANDS)



                         AT DECEMBER 31,    AT DECEMBER 31,    AT DECEMBER 31,      AT JUNE 30,         AT JUNE 30,
                              1995                1996               1997               1997               1998
                              ----                ----               ----               ----               ----
                         AMOUNT      NO     AMOUNT      NO     AMOUNT      NO     AMOUNT      NO      AMOUNT      NO
                         ------      --     ------      --     ------      --     ------      --      ------      --
Servicing portfolio..   $218,207   20,156  $400,665   38,275  $757,277   73,502  $564,922   54,243  $1,009,246   98,918
Delinquencies
  30-59 DAYS(1)(2)...   $  1,608      153  $  5,022      478  $ 11,902    1,211  $  7,023      699  $    9,041      921
  60-89 DAYS(1)(2)...        470       35     1,816      162     3,370      346     1,981      178       2,473      244
  90+ DAYS(1)(2).....        547       42     1,279      111     3,742      316     2,591      229       3,552      332
Total delinquencies as
  a percent of servicing
         portfolio...       1.20%    1.14%     2.03%    1.96%     2.51%    2.55%     2.05%    2.04%       1.49%    1.51%

----------

(1) Delinquencies include principal amounts only, net of repossessed inventory. Repossessed inventory as a percent of the servicing portfolio was .43%, .48% and 1.17% at December 31, 1995, 1996 and 1997,
        respectively, and 1.27% and .73% at June 30, 1997 and 1998 respectively.

(2) The period of delinquency is based on the number of days payments are contractually past due.


          LOAN LOSS EXPERIENCE OF ONYX MOTOR VEHICLE CONTRACT PORTFOLIO
                             (DOLLARS IN THOUSANDS)



                                           YEAR ENDED DECEMBER 31,        SIX MONTHS ENDED JUNE 30,
                                      ---------------------------------   -------------------------
                                         1995        1996         1997        1997        1998
                                         ----        ----         ----        ----        ----
Number of Motor Vehicle Contracts
  outstanding ......................    20,156      38,275      73,502       54,243        98,918
Period end outstanding..............  $218,207    $400,665    $757,277     $564,922    $1,009,246
Average outstanding.................  $141,029    $311,340    $563,343     $475,141    $  875,657
Number of gross charge-offs.........       197         987       2,161          864         1,756
Gross charge-offs...................  $    548.2  $  5,789.2  $ 13,076.1   $  5,308.8  $  9,374.8
Net charge-offs(1)..................  $    528.7  $  5,066.1  $ 11,433.9   $  4,611.0  $  7,917.2
Net charge-offs as a percent of
  average outstanding...............       .37%       1.63%       2.03%       1.94%         1.81%
----------

(1) Net charge-offs are gross charge-offs minus recoveries of Motor Vehicle Contracts previously charged off.